Additional Information: Condensed Financial Statements of the Company (Details) - Schedule of Condensed Balance Sheets of the Parent Company - Parent [Member] - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Additional Information: Condensed Financial Statements of the Company (Details) - Schedule of Condensed Balance Sheets of the Parent Company [Line Items]
Cash and cash equivalents	$ 463	$ 133
Amounts due from subsidiaries and former VIEs (note a)	127,308	126,536
Others		8
Total assets	127,771	126,677
Accounts payable, accrued expenses and other liabilities	397	1,188
Deficit in subsidiaries and former VIEs	113,938	101,138
Others	204	262
Amounts due to subsidiaries and former VIEs (note a)	3,683	3,997
Total liabilities	118,222	106,585
Total shareholders’ equity	$ 9,549	$ 20,092